Exhibit 4.1
(SEE REVERSE SIDE FOR DEFINITION THIS CERTIFICATE IS TRANSFERABLE OF CERTAIN ABBREVIATIONS THE OFFICES OF THE CORPORATION NEVADA IF USED IN THE INSCRIPTION HEREON) INCORPORATED UNDER THE LAWS OF THE STATE OF FULLY PAID AND NON-ASSESSABLE SHARES OF FIXED RATE CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES transferable CERTIFICATE OF on the books of the corporation by the holder hereof in person or cate, and the shares represented hereby, are issued under and shall be subject the corporation and all amendments thereto (copies of which are on fi le with WITNESS the facsimile seal of the corporation and the signatures of its duly authorized Dated

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE NOT SAVINGS AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN AS AMENDED (THE“SECURITIES ACT”), OR THE SECURITIES LAWS OF OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION EACH PURCHASER OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT ON THE EXEMPTION FROM SECTION 5 OF THE SECURITIES ACT PROVIDED THE SECURITIES REPRESENTED BY THIS INSTRUMENT BY ITS ACCEPTANCE INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE OR OTHERWISE TRANSFER THE SECURITIES REPRESENTED BY THIS STATEMENT WHICH IS THEN EFFECTIVE UNDER THE SECURITIES ACT, THIS INSTRUMENT ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM RELIANCE ON RULE 144A, (C) TO THE ISSUER OR (D) PURSUANT TO ANY REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT REPRESENTED BY THIS INSTRUMENT ARE TRANSFERRED A NOTICE The following abbreviations when used in the inscription on out in full according to applicable laws or regulations: TEN COM as tenants in common UNIF GIFT MIN ACT TEN ENT as tenants by the entireties (Cust) JT TEN as joint tenants with right of under Uniform Gifts to survivorship and not as tenants Act in common (State) Additional abbreviations may also be used though FOR VALUE RECEIVED, PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE OF THE REPRESENTED BY THIS CERTIFICATE AND DO HEREBY ATTORNEY TO TRANSFER THE SHARES ON THE BOOKS OF THE DATED NOTICE THE SIGNATURE OF THE ASSIGNMENT SAME AS THE NAME AS WRITTEN UPON THE